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                                                                  EXHIBIT 10.1.7

                               GUARANTY AGREEMENT

     FOR VALUE RECEIVED, as of June 29, 2001, PATTERSON-UTI ENERGY, INC., a Delaware corporation ("PARENT"), PATTERSON (GP) LLC, a Delaware limited liability company ("PATTERSON GP"), PATTERSON (LP) LLC, a Delaware limited liability company ("PATTERSON LP"), PATTERSON PETROLEUM LP, LLLP, a Delaware limited liability limited partnership ("PPLP"), PATTERSON PETROLEUM TRADING COMPANY LP, LLLP, a Delaware limited liability limited partnership ("PPTC") and PATTERSON (GP2) LLC, a Delaware limited liability company ("PATTERSON GP2") (Parent, Patterson GP, Patterson LP, PPLP, PPTC, and Patterson GP2 are referred to herein, individually, as a "GUARANTOR" and, collectively and jointly and severally as, the "GUARANTORS"), guarantee unconditionally the full and prompt payment to the Lenders ( as defined in the Loan Agreement referred to below) and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as Agent for the benefit of itself and the other Lenders (in such capacity, the "AGENT"), upon demand, the obligations and indebtedness described below, including, without limitation, the obligations and indebtedness of UTI DRILLING, L.P., a Texas limited partnership ("UTI"), UNIVERSAL WELL SERVICES, INC., a Delaware corporation ("UWSI"), UTI MANAGEMENT SERVICES, L.P., a Texas limited partnership ("UTIMS"), NORTON DRILLING L.P., a Delaware limited partnership, successor in interest by merger to Norton Drilling Company ("NDLP"), SUITS DRILLING COMPANY, an Oklahoma corporation ("SDC"), PATTERSON-UTI DRILLING COMPANY LP, LLLP, a Delaware limited liability limited partnership ("PUDC"), PATTERSON-UTI DRILLING COMPANY SOUTH LP, LLLP, a Delaware limited liability limited partnership ("PUDCS"), PATTERSON-UTI DRILLING COMPANY WEST LP, LLLP , a Delaware limited liability limited partnership("PUDCW"), LONE STAR MUD LP, LLLP, a Delaware limited liability limited partnership, ("LSM"), and AMBAR DRILLING FLUIDS LP, LLLP, a Delaware limited liability limited partnership ("ADF") (UTI, UWSI, UTIMS, NDLP, SDC, PUDC, PUDCS, PUDCW, LSM and ADF (together with each additional Person which may become a "Company" under the Loan Agreement (as defined below) are referred to herein, collectively, as the "BORROWERS"):

     Any and all indebtedness and obligations, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, (including the "Obligations" as defined in the Loan Agreement referred to below) and all renewals, modifications, increases, rearrangements and extensions thereof for which the Borrowers are now, or hereafter may become, liable or indebted to the Agent or the Lenders, and all interest accruing thereon, fees charged in connection therewith and reimbursable expenses incurred in connection therewith, whether by lapse of time, acceleration of maturity, or otherwise, now or hereafter consisting of, arising under or on account of (i) the Loan and Security Agreement, dated November 22, 1999, among the Borrowers, Agent, certain Lenders, the Guarantors and the other parties listed therein (as the same may be renewed, extended or modified from time to time, the "LOAN AGREEMENT"); (ii) any Loan Document or other document executed in connection with the Loan Agreement or any renewal, extension, or

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modification of any thereof; and (iii) all costs, reasonable attorneys' fees, and other expenses incurred by Agent by reason of any event which, with the giving of notice or the passage of time or both, has occurred and is continuing and would constitute an Event of Default by the Borrowers under any of the foregoing (all of the foregoing are hereinafter referred to as the "OBLIGATIONS").

     To further secure payment of the Obligations, Guarantors grant to Agent, in addition to all other contractual, legal and equitable rights of Agent, the right to offset against any account, certificate of deposit, or other funds of Guarantors in the possession of or under the control of Agent.

     Guarantors hereby waive notice of acceptance of this Guaranty Agreement (this "GUARANTY") and all other notices in connection herewith or in connection with the Obligations other than notices set forth in Section 12, Paragraph 6 of the Loan Agreement, including, without limitation, notice of intent to accelerate and notice of acceleration, and waives diligence, presentment, demand, protest, and suit on the part of Agent in the collection of any of the Obligations, and agrees that Agent shall not be required to first endeavor to collect any of the Obligations from the Borrowers, or any other party liable for payment of the Obligations (hereinafter referred to as an "OBLIGATED PARTY"), before requiring Guarantors to pay the full amount of the Obligations. Without impairing the rights of Agent against Guarantors, the Borrowers or any other Obligated Party, suit may be brought and maintained against Guarantors at the election of Agent with or without joinder of the Borrowers or any other Obligated Party, any right to any such joinder being hereby waived by Guarantors.

     Each Guarantor represents to Agent that it is receiving a direct and indirect benefit as a result of this Guaranty and the Obligations; that each Guarantor is a direct or indirect subsidiary or affiliate of the Borrowers and that this Guaranty is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantors and the Borrowers; represents to Agent that after giving effect to this Guaranty and the contingent obligations evidenced hereby it is, and will be, Solvent (as defined in the Loan Agreement); acknowledges that its liability hereunder shall be cumulative and in addition to any other liability or obligation to Agent, whether the same is incurred through the execution of a note, a similar guaranty, through endorsement, or otherwise; and acknowledges that except as set forth in the Loan Agreement, and the other Loan Documents, neither Agent nor any officer, employee, agent, attorney or other representative of Agent has made any representation, warranty or statement to Guarantors to induce it to execute this Guaranty.

     Each Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be continuing, absolute and unconditional, irrespective of (i) the validity or enforceability of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations,
(ii) the absence of any attempt to collect the Obligations from the Borrowers or any other Obligated Party or other action to enforce the same, (iii) the waiver or consent by Agent or any Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by the Borrowers and delivered to Agent,
(iv) Agent's election, in any proceeding instituted under

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Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.)
(the "BANKRUPTCY CODE"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (v) any borrowing or grant of a security interest by the Borrowers, as debtor-in-possession, under Section 364 of the Bankruptcy Code,
(vi) the disallowance of all or any portion of Agent's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy Code, or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render Guarantors' obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), after giving effect to all other liabilities of Guarantors, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer
Laws) of any rights to subrogation or contribution of Guarantors pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among Guarantors and other affiliates of an Obligated Party (if any) of obligations under guaranties by such parties.

     No release, waiver, or discharge of the Borrowers or any other Obligated Party from liability for payment of any of the Obligations, nor any renewal, supplementation, modification, rearrangement or acceleration of any of the Obligations, nor any amendment of any document evidencing any of the Obligations, either express or implied, shall relieve Guarantors from liability for payment of the full amount of the Obligations; and Guarantors will immediately pay on the Business Day (as defined in the Loan Agreement) following demand therefor all Obligations to Agent or other person entitled thereto, regardless of any defense, right of set-off or counterclaim which the Borrowers or any other Obligated Party may have or assert, and regardless of whether Agent or any other party shall have taken any steps to enforce any rights against the Borrowers, any other Obligated Party, or any other party to collect such sum, and regardless of any other condition or contingency, including, without limitation, any neglect, delay or omission of Agent. Agent is hereby authorized, without notice or demand and without affecting the liability of Guarantors, to, from time to time accept partial payments on the Obligations.

     Notwithstanding anything to the contrary contained herein, until the Obligations have been paid in full, Guarantors shall not have any right, claim or action, now or hereafter, against the Borrowers or any other Obligated Party arising out of or in connection with this Guaranty or any other document evidencing the Obligations, including, without limitation, any right or claim of subrogation, contribution, reimbursement, exoneration or indemnity, all such rights and claims being hereby expressly and absolutely waived.

     Each Guarantor is familiar with, and has independently reviewed the financial condition of, the Borrowers and hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers, and any and all endorsers or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would

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reveal. Each Guarantor hereby agrees that Agent shall have no duty to advise
Guarantors of information known to Agent regarding such condition or any such circumstances. No Guarantor is relying on the financial condition of the Borrowers as an inducement to enter into this Guaranty. If Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantors, Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to Guarantors.

     Each Guarantor consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Guarantors or against or in payment of any or all of the Obligations. Each Guarantor further agrees that, to the extent that the Borrowers make a payment or payments to Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrowers, any of their estates, trustees, receivers or any other party, including, without limitation, Guarantors, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Agent may assign its rights hereunder, in whole or in part, to any holder of the Obligations in accordance with the Loan Agreement and upon any such assignment all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned.

     Agent is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and, accordingly, if any provision of this Guaranty should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect notwithstanding.

     Any and all notices, requests and demands to or upon Guarantors to be effective shall be in writing and given in the manner and subject to the terms set forth in Section 12, Paragraph 6 of the Loan Agreement.

     It is the intention of the Borrowers, Guarantors and Agent to conform strictly to applicable usury laws. Accordingly, no agreements, conditions, provisions or stipulations contained in this Guaranty or any other instrument, document or agreement between Guarantors or the Borrowers and Agent or any Lender or default of Guarantors or the Borrowers, or the exercise by Agent or any Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Guaranty or any other agreement between Guarantors or the Borrowers and Agent or any Lender, or the arising of any contingency whatsoever, shall entitle Agent or any Lender to collect, in any event, interest exceeding the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "MAXIMUM LEGAL RATE") and in no event shall Guarantors be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate

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or compel Guarantors to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate ("EXCESS"), each Guarantor acknowledges and stipulates that any such charge shall be the result of an accident and bona fide error, and such Excess shall be, first, applied to reduce the principal then unpaid hereunder; second, applied to reduce any other Obligations; and third, returned to Guarantors, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Each Guarantor recognizes that, with fluctuations in the applicable rate on the Obligations and the Maximum Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Guaranty, each Guarantor covenants that the credit or return of any Excess shall constitute the acceptance by Guarantors of such Excess.

     If any sum due Agent by Guarantors hereunder is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy, or other court proceeding, then Guarantors promise to pay Agent all reasonable costs, attorneys' fees and other expenses incurred by Agent pursuant to such collection efforts.

     If the Obligations or any portion thereof are guaranteed by two or more Guarantors, the obligation of Guarantors shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of Agent against each severally, any two or more jointly, or some severally and some jointly. Agent, in its sole discretion, may release any one or more of such guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased Guarantors; and thereafter without notice to any other Guarantors, Agent may extend or renew any part or all of the Obligations and may permit the Borrowers or any other Obligor to incur additional Obligations or other indebtedness, without affecting in any manner the unconditional obligation of the remaining Guarantors. Such action by Agent shall not, however, be deemed to affect any right to contribution which may exist among the Guarantors.

     The total obligation under this Guaranty shall be UNLIMITED unless otherwise indicated in this Guaranty, and such obligation shall include in addition to any limited amount any and all interest thereon, and all costs and expenses including, without limitation, reasonable attorneys fees incurred in enforcing any of the duties and obligations of Guarantors under this Guaranty.

     THIS GUARANTY HAS BEEN NEGOTIATED AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, BUT NOT LIMITED TO, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK). AS PART OF THE CONSIDERATION FOR NEW VALUE AND BENEFIT THIS DAY RECEIVED BY GUARANTORS, EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK OR NEW YORK COUNTY AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED

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OR REGISTERED MAIL DIRECTED TO EACH GUARANTOR'S CHIEF EXECUTIVE OFFICE SET FORTH
IN SCHEDULE 7(1) OF THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTORS WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN
AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

     EXCEPT AS OTHERWISE PROVIDED FOR IN THIS GUARANTY, EACH GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE OBLIGATIONS.

     THIS WRITTEN GUARANTY, TOGETHER WITH ALL OTHER INSTRUMENTS, AGREEMENTS AND CERTIFICATES EXECUTED BY THE PARTIES IN CONNECTION WITH THE OBLIGATIONS OR WITH REFERENCE HERETO OR THERETO, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first written above.

GUARANTORS:

PATTERSON-UTI ENERGY, INC.

By:
    ------------------------------------------------
Name:
      ----------------------------------------------
Title:
       ---------------------------------------------

PATTERSON (LP) LLC

By:
    ------------------------------------------------
Name:
      ----------------------------------------------
Title:
       ---------------------------------------------

PATTERSON (GP) LLC

By:
    ------------------------------------------------
Name:
      ----------------------------------------------
Title:
       ---------------------------------------------

PATTERSON (GP2) LLC

By:
    ------------------------------------------------
Name:
      ----------------------------------------------
Title:
       ---------------------------------------------

PATTERSON PETROLEUM LP, LLLP

By: Patterson (GP) LLC, its general partner

    By:
        --------------------------------------------
    Name:
          ------------------------------------------
    Title:
           -----------------------------------------

PATTERSON PETROLEUM TRADING COMPANY LP, LLLP

By: Patterson (GP) LLC, its general partner

    By:
        --------------------------------------------
    Name:
          ------------------------------------------
    Title:
           -----------------------------------------

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